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                                                                  EXHIBIT 10(o)
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                        COMPUTER TASK GROUP, INCORPORATED
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1991 Employee Stock Option Plan, as Amended.



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                        COMPUTER TASK GROUP, INCORPORATED
                       1991 STOCK OPTION PLAN, AS AMENDED
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                                    ARTICLE I

                                   DEFINITIONS


         1.1.  For purposes of this Plan:

         (A) The term "BOARD" shall mean the Board of Directors of the Company.

         (B) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (C) The term "COMMITTEE" shall mean the Compensation Committee of the Board. When taking action with respect to the Plan or Options granted under the Plan, the Committee shall be composed solely of two or more Non-Employee Directors.

         (D) The term "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company and any shares of stock or other securities received as a result of the adjustments contemplated in this Plan.

         (E) The term "COMPANY" shall mean Computer Task Group, Incorporated.

         (F) The term "DISABILITY" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

         (G) The term "FAIR MARKET VALUE" shall mean with respect to any given day, the closing price of the Common Stock as reported by the New York Stock Exchange - Composite Transactions Listing for the date as of which value is to be determined or if there is no closing price for that date, then on the last preceding date on which such closing price was reported.

         (H) The term "INITIAL GRANT" shall mean the grant of an Option to a New Outside Director pursuant to Section 7.1 hereof.

         (I) The term "KEY EMPLOYEE" shall mean an employee of the Company or its Subsidiaries who is in a position of responsibility and whose business decisions, in the sole judgment of the Committee, contributes to the overall success of the Company.

         (J) The term "ISO" shall mean an incentive stock option as defined in Section 422 of the Code or any successor provision.

         (K) The term "NEW OUTSIDE DIRECTOR" shall mean a person who (i) is appointed or elected to the Board after January 1, 1993, (ii) will be an Outside Director after such appointment or election and (iii) was not a member of the Board for a continuous period of one hundred eighty (180) days prior to such appointment or election. Such term does not include either (i) an employee director who terminates employment with the Company but remains a member of the Board or (ii) an


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employee director who terminates employment with the Company and is then reelected to the Board without there being an intervening period of one hundred eighty (180) days during which such person is not a member of the Board.

         (L) The term "NON-EMPLOYEE DIRECTOR" shall mean a director who:

                  (i) is not currently an officer (as defined in Rule 16a-1(f) of the Securities and Exchange Commission (the "SEC)) of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company.

                  (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in a capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K of the SEC;

                  (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K of the SEC; and

                  (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) Regulation S-K of the SEC.

         (M) The term "NQSO" shall mean an Option that does not comply with the requirements set forth in Section 422 of the Code or any successor provision.

         (N) The term "OPTION" shall mean any option granted under this Plan.

         (O) The term "OPTIONEE" shall mean any person to whom an Option has been granted.

         (P) The term "OPTION AGREEMENT" shall mean an agreement entered into by the Optionee and the Company setting forth the terms of the Option as set forth in Article VIII and such other terms and conditions as may be required by the Committee.

         (Q) The term "OUTSIDE DIRECTOR" shall mean a member of the Board who is not currently an officer or employee of the Company or its Subsidiaries.

         (R) The term "PERIODIC GRANT" shall mean the grant of an Option to an Outside Director pursuant to Section 7.2 of this Plan.

         (S) The term "PLAN" shall mean the Computer Task Group, Incorporated 1991 Stock Option Plan, as amended.

         (T) The term "SUBSIDIARY" shall have the meaning as set forth in
Section 424 of the Code or any successor provision and shall include any corporation which becomes a subsidiary after the date of adoption of the Plan.

         (U) The term "WITH CAUSE" shall mean conduct wherein an Optionee has willfully engaged in acts considered by the Committee to be injurious to the Company or its Subsidiaries or the continuing failure by an Optionee to perform his or her duties. Notwithstanding the foregoing, the term "With Cause" when applied to an individual in his or her capacity as a director of the


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Company shall have the same meaning as the term "cause" as set forth in Article
III of the Company's By-laws.


                                   ARTICLE II

                                     PURPOSE

         2.1 The purpose of the Plan is to provide Key Employees, New Outside Directors and Outside Directors upon whose efforts the Company is largely dependent for the successful conduct of its business, additional incentive to continue and increase their efforts on the Company's behalf and to remain in the employ of the Company or its Subsidiaries. In addition, the Plan is designed to increase the ability of the Company to attract and retain individuals of exceptional skill upon whom its progress, growth and profitability depend.


                                   ARTICLE III

                      EFFECTIVE DATE AND EXPIRATION OF PLAN

         3.1. The Plan was adopted by the Board effective as of January 25, 1991 and was approved and ratified by the shareholders of the Company on April 24, 1991. ISO's and NQSO's may not be granted under the Plan after January 23, 2001. The period for exercise of Options granted prior to April 23, 2001, may extend beyond that date.


                                   ARTICLE IV

                                   ELIGIBILITY

         4.1 Options may be granted by the Committee only to Key Employees, New Outside Directors and Outside Directors.

                                    ARTICLE V

                           SHARES SUBJECT TO THE PLAN

         5.1. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed 1,750,000 shares, subject to adjustment in accordance with Article IX hereof. Such shares may be authorized and unissued shares, treasury shares or both, as the Board may from time to time determine. In the event an Option granted under the Plan or portion thereof expires, terminates or is canceled for any reason without having been exercised, the underlying shares with respect to such Option shall be available for future grants of Options. Shares that are deliverable to the Company in full or partial payment of an Option purchase price shall not become available for the grant of other Options under this Plan.


                                   ARTICLE VI
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                                 ADMINISTRATION

         6.1. The Committee shall have full and exclusive authority to administer, construe and interpret the Plan, and to adopt such rules, regulations and guidelines and perform such other acts relating to the Plan, including the delegation of administrative responsibilities which it believes reasonable and proper.

         6.2 The Committee shall have the exclusive right to grant Options pursuant to the terms of the Plan and shall, in its sole discretion, determine which Key Employees shall be granted Options, the number of shares of Common Stock subject to any such Options, the duration for which such Options may be exercised and the terms and conditions of the Options. All claims by Optionees arising under the Plan shall be presented to the Committee. The acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions hereof shall be conclusive, final and binding. Employees of the Company and its Subsidiaries shall not have any claim or right to be granted an Option and there shall be no obligation on the part of the Committee, in granting Options, to treat eligible employees uniformly.

         6.3 In the event legal counsel to the Company determines, in its sole discretion, that the Company is in possession of material, nonpublic information about the Company, then any grants made pursuant to this Plan shall be suspended until the second trading day after public dissemination of such information. In such event, the Option shall be deemed to be granted on the second trading day after public dissemination of such information.





                                   ARTICLE VII

                               GRANTS TO DIRECTORS

         7.1 INITIAL GRANT. An Option to purchase 5,000 shares of Common Stock shall automatically be granted to each New Outside Director upon the later of
(i) the day of the Company's annual meeting of shareholders at which this Plan is approved and ratified by the Company's shareholders and such director is serving as such, (ii) the day of the Company's annual meeting of shareholders at which such director is first elected or (iii) the day such New Outside Director is first appointed by the Board to be a director, whichever is applicable; provided, that if a New Outside Director who previously received such an Initial Grant terminates his or her service as a director and is subsequently elected or appointed to the Board, such director shall not be eligible to receive a second Initial Grant.

         7.2 PERIODIC GRANTS. A NQSO to purchase 30,000 shares of Common Stock at their Fair Market Value shall automatically be granted to each Outside Director who is serving as such immediately following the 1996 annual meeting of shareholders and on the day of each annual meeting of shareholders every three years thereafter. In the event an individual shall become an Outside Director following the 1996 annual meeting of shareholders but prior to the end of such three year period, he or she shall automatically receive a NQSO to purchase 30,000 shares of Common Stock which shall be reduced on a pro rata basis for each full calendar month during

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such three year period which such individual was not an Outside Director. The grant of a NQSO pursuant to this Section 7.2 shall be subject to adjustment pursuant to Article IX of this Plan.

         7.3 VESTING OF PERIODIC GRANTS. Each Periodic Grant shall vest and become immediately exercisable as follows: (i) 10,000 shares or pro rata portion thereof of Common Stock shall become immediately exercisable on the initial date of grant set forth in Section 7.2 above and (ii) 10,000 shares or pro rata portion thereof of Common Stock shall become exercisable on May 1st of each succeeding year thereafter. For purposes of this Section 7.3, the term "pro rata portion" shall be determined in accordance with the terms set forth in Section 7.2.

         7.4 TERMINATION OF DIRECTORSHIP. If a Outside Director shall cease to be a member of the Board, the following rules shall apply:

         (A) TERMINATION BY REASON OF DEATH. If an Outside Director shall die while a member of the Board, each Option held by such Outside Director shall, to the extent exercisable on such date of death, be exercisable by his or her legal representatives or beneficiaries until the sooner of (i) twelve months after the date of death or (ii) the date of termination set forth in the grant of such Option.

         (B) TERMINATION BY REASON OF DISABILITY. If the Committee shall determine that an Outside Director has suffered a Disability, each Option held by such Outside Director shall, to the extent exercisable on the date the Committee has determined that an Outside Director has suffered a Disability, continue to be exercisable until the sooner of (i) eighty-nine days after the date the Committee has determined that an Outside Director has suffered a Disability or (ii) the date of termination set forth in the grant of such Option.

         (C) TERMINATION WITH CAUSE. If an Outside Director shall cease to be a member of the Board because he or she is removed With Cause, all Options granted to the Outside Director shall be immediately forfeited.

         (D) TERMINATION WITHOUT CAUSE. If an Outside Director shall cease to be a member of the Board for any reason other than as set forth in Sections 7.4(a),
(b) or (c), each Option held by such Outside Director shall, to the extent exercisable on such date of termination, continue to be exercisable until the sooner of (i) thirty-six months after the date of such termination or (ii) the date of termination set forth in the grant of such Option.


                                  ARTICLE VIII

                         TERMS AND CONDITIONS OF OPTIONS

         8.1 INCENTIVE AND NONSTATUTORY OPTIONS. Options granted under the Plan shall be designated by the Committee as either (i) ISOs or (ii) NQSOs. In no event shall a New Outside Director or Outside Director receive an ISO unless otherwise permitted under the Code. Grants of an Option for fractional shares shall not be made.

         8.2 OPTION PRICE. The price at which Common Stock may be purchased upon exercise of an Option shall be established by the Committee; provided, however, that the option price per share


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for an ISO, an Initial Grant and a Periodic Grant shall not be less that the
Fair Market Value of a share of Common Stock on the date of grant.

         8.3 TERM OF OPTIONS. The Committee shall determine the dates and terms upon which Options may be exercised, including whether such Options shall be exercisable in installments. The Committee may amend an Option to accelerate the dates after which Options may be exercised. In no event shall the expiration date of a NQSO granted pursuant to Article VII be later than the day preceding the tenth annual anniversary of the date on which the NQSO was granted.

         8.4 TRANSFER OF OPTION SHARES. Except as otherwise set forth in this Plan, shares acquired by persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the exercise of an Option or portion thereof, shall not be sold or transferred for at least six months after the date of grant.

         8.5 OPTION AGREEMENT. Options granted pursuant to this Plan shall be evidenced by written Option Agreements executed by both the Company and the Optionee. Option Agreements shall be subject to the terms and conditions of the Plan and shall contain such other provisions as the Committee may deem advisable and which are not inconsistent with the terms hereof. Option Agreements shall state the total number of shares of Common Stock subject to each grant, the purchase price of a share of Common Stock under an Option, the expiration date for the Option and whether the Option is an ISO or a NQSO.

         8.6 ISOS GRANTED TO TEN PERCENT SHAREHOLDER EMPLOYEES. Notwithstanding anything in this Plan to the contrary, the Committee may not grant an ISO to any employee who, at the time the ISO is granted, owns (through application of attribution rules set forth in Code Section 425 (d)) more than ten percent of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price is at least 110 percent of the Fair Market Value of a share of Common Stock on the date the Option is granted and
(ii) the expiration date of the Option is a date not later than the day preceding the fifth annual anniversary of the date on which the Option is granted.

         8.7 EXERCISE OF OPTION. Each Option or portion thereof shall be exercised by delivery of a written notice of exercise to the Company on a form to be provided by the Company together with payment of the full price of the shares being acquired pursuant to the Option. An Optionee may exercise an Option with respect to less than the full number of shares for which an Option may then be exercised, but in no event may an Optionee exercise an Option with respect to a fractional share. The price of shares purchased pursuant to the exercise of an Option or portion thereof, may be paid (i) in United States dollars in cash or by check or bank draft payable to the order of the Company; (ii) through the delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the option price; (iii) by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares to the Company; or (iv) by any combination of the above; provided, however, that the Committee shall within its sole discretion, determine whether Common Stock may be used to pay the Option exercise price and acceptable methods for tendering such stock.

         8.8 NONTRANSFERABILITY OF OPTIONS. Options granted pursuant to the Plan shall not be transferable by any Optionee other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.


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         8.9 TERMINATION OF OPTIONS. If any one or more of the events set forth in this Section 8.9 shall occur, the following rules shall apply to an Optionee (other than an Outside Director):

         (A) TERMINATION BY REASON OF DEATH. If an Optionee shall die while employed by the Company or its Subsidiaries, each Option held by such Optionee shall, to the extent exercisable on such date of death, be exercisable by his or her legal representatives or beneficiaries until the sooner of (i) twelve months after the date of death or (ii) the date of termination set forth in the grant of such Option.

         (B) TERMINATION BY REASON OF DISABILITY. If the Committee shall determine that an Optionee has suffered a Disability while employed by the Company or its Subsidiaries, each Option held by such Optionee shall, to the extent exercisable on the date the Committee has determined that an Optionee has suffered a Disability, continue to be exercisable until the sooner of (i) eighty-nine days after the date the Committee has determined that an Optionee has suffered a Disability or (ii) the date of termination set forth in the grant of such Option.

         (C) TERMINATION WITH CAUSE. If during the time in which an Option is exercisable by an Optionee (i) an Optionee, without the prior written consent of the Committee (A) discloses any confidential information regarding the Company or its Subsidiaries to anyone outside the Company or uses such information other than in connection with services rendered to or on behalf of the Company, (B) renders services for any entity or otherwise engages in any business activity, directly or indirectly, which in the sole judgment of the Committee is or becomes competitive with the Company or which is or becomes otherwise in conflict with the interests of the Company, or (C) violates the terms of any non-solicitation and non-disclosure agreement between the Optionee and the Company, or (ii) an Optionee's employment with the Company or a Subsidiary terminates With Cause, then each such Option shall immediately terminate and be forfeited.

         (D) TERMINATION WITHOUT CAUSE. If an Optionee shall cease to be employed by the Company or its Subsidiaries for any reason other than as set forth in Sections 8.9(a), (b) or (c), each Option held by such Optionee shall, to the extent exercisable on such date of termination, continue to be exercisable until the sooner of (i) eighty-nine days after the date of termination or (ii) the date of termination set forth in the grant of such Option.

         8.10 WITHHOLDING. The Company may make such provisions and take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by law or regulation of any governmental authority to withhold in connection with any Option or the exercise thereof. In accordance with any applicable administrative guidelines it establishes, the Committee may allow an Optionee to pay the amount of taxes required by law to be withheld by reason of an exercise of an Option by permitting the Optionee to deliver to the Company shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

         8.11 NOTIFICATION OF SALE. Optionees shall immediately notify the Company in writing of any disposition and the amount realized thereon to the extent any Optionee disposes of shares of Common Stock acquired upon the exercise of an ISO (i) within two years after the date of the grant of the ISO under which the stock was acquired or (ii) within one year after the transfer of such shares to the Optionee.

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         8.12 LIMITATION ON ISOS. The aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Common Stock for which any employee may first exercise ISO granted under this Plan and all other stock option plans of the Company and its Subsidiaries, in any calendar year, shall not exceed $100,000.

         8.13 LIMITATION ON AWARDS OF OPTIONS. Notwithstanding any other provision of this Plan, an Optionee shall not receive an Option covering more than 250,000 shares of Common Stock during any calendar year.

                                   ARTICLE IX

                                   ADJUSTMENTS

         9.1 In the event that at any time the Company shall enter into a transaction described in Section 424 of the Code, declare a stock dividend, stock split or otherwise enter into a transaction which in the sole judgment of the Committee requires action to adjust the terms of outstanding Options, the Committee may take such action to preserve the Optionee's rights substantially proportionate to the rights existing prior to such event. To the extent that such action shall include an increase or decrease in the number of outstanding shares of Common Stock, the number of shares available under this Plan shall be proportionately increased or decreased. Any adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option. In the event of a Change of Control, notwithstanding any other provision of the Plan or set forth in an Option Agreement, including without limitation any installment provisions in such Option Agreement, the right of an Optionee to exercise his or her Option shall be accelerated to a right to exercise the Option in full, or with respect to any portion thereof in the sole discretion of the Optionee, beginning with the date immediately prior to the Change of Control and ending with the termination date that otherwise would be applicable under the terms of the Option if there had not been any Change of Control, and in any event without regard to any installment provisions under the terms of the Option.

         9.2 For purposes of Article IX, a "Change of Control" shall be deemed to have occurred if:

         (A) any Person, which shall mean a "person" as such term is used in Sections 13(d) and 24(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities;

         (B) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors (other than in connection with a contested election) before the beginning of the period cease, for any reason, to constitute at least a majority thereof;

         (C) the stockholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation in subparagraphs (d)(i) or (d)(ii); or

         (D) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) such a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting securities immediately after such merger or consolidation or (ii) such a merger or consolidation which would result in the directors of the Company who were directors immediately prior thereto continuing to constitute more than 50% of the directors of the surviving entity immediately after such merger or consolidation. For purposes of this subparagraph (d), the term "surviving entity" shall mean only an entity in which all of the Company's stockholders immediately before such merger or consolidation become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto" shall include only individuals who were directors of the Company at the beginning of the twenty-four (24) consecutive month period preceding the date of such merger or consolidation, or who were new directors (other than any director nominated in connection with a contested election or designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c)(ii), (d)(i) or (d)(ii) of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of such period.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 LIMITATION OF RIGHTS. Nothing in this Plan or any document describing or referring to this Plan shall be deemed to confer on any Optionee the right to continue in the employ of or as a director of the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause. Neither the Optionee nor any person entitled to exercise the Optionee's rights as contemplated in this Plan shall have any rights of a shareholder with respect to the shares subject to each Option, except to the extent that and until such shares shall have been issued upon the exercise of each Option.

         10.2 GOVERNING LAW. The obligation of the Company to issue or transfer and deliver shares for Options exercised pursuant to the Plan shall be subject to all laws, regulations and rules which are in effect from time to time and promulgated by applicable governmental entities and stock exchanges on which the Common Stock is listed and traded. Acceptance of an Option shall be deemed to constitute consent to the jurisdiction and venue of the Supreme Court of the State of New York located in Erie County, New York and the United States District Court for the Western District of New York for all purposes in connection with any suit, action, or other proceeding relating to such Option, including the enforcement of any rights under this Plan or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of New York, provided a reasonable time for appearance is allowed.

         10.3 USE OF PROCEEDS. The proceeds received by the Company from the sales of the shares pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes. Any Common Stock received in payment of shares pursuant to this Plan may be retired or retained in the Company's treasury and reissued.


                                   ARTICLE XI

                        AMENDMENT OR TERMINATION OF PLAN

         11.1 The Committee may, from time to time, amend, suspend, or terminate the Plan or any provision thereof; provided, however, to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six (6) months that would change the amount, price or timing of an Initial Grant or Periodic Grant other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder; and provided, further, that no amendment to the Plan shall be made which would, without the prior approval of the shareholders of the Company: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No amendment, suspension or termination of the Plan or any portion thereof shall, without the written consent of the Optionee, affect any Option or other right theretofore granted to such Optionee under the Plan. Notwithstanding anything herein to the contrary, the Committee may replace any existing Options and in connection therewith require the voluntary surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a replacement Option to an Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, such Options shall be canceled and the shares previously subject to them shall be available for the grant of other Options.

         11.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan (i) establish special rules applicable to Options granted to Optionees who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Options to such Optionees in accordance with those rules.